UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                     FORM 8K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Report of Event occurring on February 26, 1998


Commission File No. 33-55254-15




GRANDEUR, INC.






        NEVADA                                           87-043851
(State or other jurisdiction                (I.R.S. Employer Identification of
incorporation or organization)              Number)

1800 E. Sahara, Suite 107
LAS VEGAS, NEVADA  89104
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 693-5744



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ITEM 1.  Change in Control of Registrant.

Pursuant to an Agreement made and entered into on February 25, 1998 between Grandeur, Inc., a Nevada corporation ("Grandeur") and 3127575 Canada Inc., a Canadian corporation ("Seller"), Grandeur issued and delivered on February 26, 1998, 12,848,300 shares of its Common Stock bearing a restrictive legend to Seller, in exchange for which issuance, Grandeur acquired all of the outstanding shares of Seller. As a result of this transaction, Grandeur has become the exclusive licensee of the del ID technology for personal identification by means electronic scanning of finger characteristics.

The transaction was exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof. Also, because the 12,848,300 shares were issued solely to non-U.S. persons, the transaction qualified for exemption under Rules 901 et seq of Regulation S. See Item 9 below.

Following the above transaction the former shareholders of 3127575 Canada Inc. owned 92.8% of the outstanding shares of Grandeur.

The del-ID technology permits precise and positive authentication of the identify of any living individual and is applicable to a very wide range of financial transactions where authentication of the individual is necessary to eliminate fraud and other improper use of services. The del-ID system collects biographical data from the finger image of the individual and transfers the image into a unique electronic signature called the "del-gram". The del-gram is not a digitized bitmap image of the finger, but a synthesized subset of biological data sufficient to identify the individual.

Commercial applications of the del-ID technology are numerous and include access to the information highway/Internet, identification of employees working from a home office and requiring access to certain databases or information, health cards, social insurance cards, drivers licenses, passport control encryption and access to confidential files, control of payment by debit or credit payment systems such as credit cards, smartcards, cash cards, authentication of oral telephone ordering, access control to sensitized areas, hotel room access, cellular and digital telephone controls, car entry and protection, census and election control, door locks, vault locks, residential alarm system controls, timesheet management, student file management and many others.

Patent protection is currently pending for the del-ID system in the United States and in other major countries.

A copy of the Acquisition Agreement is attached as Exhibit A.

A copy of the Exclusive License Agreement is attached as Exhibit B.



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 ITEM 2.  Acquisition or Disposition of Assets.

See Item 1.


ITEM 6.  Resignations of Directors.

On February 26, 1998 Krista Nielson and Sasha Belliston resigned as officers and directors of Grandeur, Inc. Their resignations are attached as Exhibit C.

The following persons have been appointed as directors of the Registrant:


                  Pierre DeLanauze
                  Randall McCormick
                  Marc Deschenaux
                  Suzie DeLanauze
                  Julie Gaucher


Item 7.  Financial Statements and Exhibits.

Financial statements required to be filed will be filed not later than May 5 , 1998.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

On February 26, 1998 the Registrant sold 12,848,300 shares of its common stock, par value $.001 per share, to persons who were shareholders of 3127575 Canada Inc. in exchange for all of the outstanding shares of such corporation. All of the shareholders of 3127575 Canada Inc. were non-U.S. persons within the meaning of Rule 901 et seq of Regulation S and the offering has been conducted in conformity with the other provisions of such Regulation. No underwriter was involved in the transaction and no direct or indirect payments were made to any persons in connection with the transaction.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Grandeur, Inc.
                                                             (Registrant)



Date:    March 9, 1998                    By        s\ Pierre DeLanauze
      ----------------------------              -----------------------
                                                    Pierre DeLanauze
                                                    President and Director
                                                    Grandeur, Inc.


                                  EXHIBIT INDEX


EXHIBIT A:        ITEM 1.           ACQUISITION AGREEMENT

EXHIBIT B:        ITEM 1.           EXCLUSIVE LICENSE AGREEMENT

EXHIBIT C:        ITEM 6.           LETTER OF RESIGNATION



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                                                                       EXHIBIT A

                                    AGREEMENT

         THIS AGREEMENT, made and entered into in Las Vegas, Nevada sets forth the plan of reorganization as of the 25th day of February, 1998, by and between GRANDEUR, INC., a Nevada corporation, herein called "PURCHASER", and 3127575 Canada Inc. a Canadian corporation, hereinafter called "SELLER".

PLAN OF REORGANIZATION

         This plan of reorganization shall be a reorganization within the meaning of IRC (1987), Section 368(a)(1)(B) as amended. PURCHASER shall acquire 100% of all right, title and interest, in the common stock owned by the shareholders of SELLER in exchange solely for a part of PURCHASER'S voting common stock. It is understood and agreed by the parties that the transaction contemplated herein is termed a "shell transaction" or reverse merger/acquisition, the purpose of which is to provide a public trading market for the shares of PURCHASER/SELLER once the acquisition transaction is completed.

AGREEMENT

         In order to consummate the foregoing plan of reorganization and in consideration of the mutual benefits to be derived therefrom and the mutual agreements hereinafter contained, PURCHASER and SELLER approve and adopt this agreement and plan of reorganization effective the closing date of February 26, 1998, and mutually covenant and agree with each other as follows:

SHARES TO BE TRANSFERRED AND SHARES TO BE ISSUED

         On the closing date, set herein to be February 26, 1998, PURCHASER shall issue 12,848,300 shares of PURCHASER'S common stock bearing a restrictive legend. As of the date hereof, there are issued and outstanding one million (1,000,000) shares of common stock. It is understood by SELLER that PURCHASER is presently authorized to issue 100,000,000 shares of common stock.

         In exchange for PURCHASER'S stock being issued to SELLER as above described, SELLER shall on the closing date and contemporaneously with such issuance of PURCHASER'S common stock deliver to PURCHASER 100% of the outstanding common stock of SELLER.

         All negotiations relative to this agreement and the transactions contemplated hereby have been conducted with the assistance of CAPITAL GENERAL CORPORATION who is acting as a broker, finder and consultant on behalf of both PURCHASER and SELLER. Both PURCHASER and SELLER agree to hold harmless and indemnify CAPITAL GENERAL CORPORATION from any and all claim, demand, cause of action or suit raised or filed in connection with the operation or promotion of PURCHASER and/or SELLER and the trading of PURCHASER/SELLER's shares.

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REPRESENTATIONS AND WARRANTIES OF SELLER

         To the best knowledge of the parties, no representation or warranty by PURCHASER in this agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of SELLER to this agreement, nor any document or certificate delivered to PURCHASER pursuant to this agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

         SELLER understands and agrees that PURCHASER is without substantial assets or liabilities and with its public shareholders is thus defined herein as a public "shell" corporation. SELLER understands and agrees that PURCHASER is a "shell" corporation and makes no claim on any assets owned by PURCHASER previous to the closing contemplated herein.

         There are no legal, administrative or other proceedings, or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving PURCHASER or SELLER which are known, or which they have reasonable grounds to know, of any basis for any such proceedings, or other claims, judgments, injunctions or restrictions, except as in the Prospectus attached hereto as Exhibit B and made a part of this Agreement or otherwise disclosed herein. Specifically, a "Complaint and Order Denying Exemptions and to Cease and Desist in the Matter of Capital General Corporation, David Rex Yeaman et al. filed by the State of New Jersey in January, 1994. This matter was resolved as disclosed in the Company's Form 10-Q/A filing with the SEC dated November 28, 1994. Also, on February 8, 1996, David R. Yeaman, formerly Secretary/Treasurer and Director of the Company was charged in the U.S. District Court for the Eastern District of Pennsylvania with conspiracy, wire fraud and fraud in the offer, purchase and sale of securities, in violation of 18 U.S.C.ss. 2, 371 and 1343, 15 U.S.C. ss. 77q(a), 77x, 78j(b) and 78ff, and 17
C.F.R. ss. 240.10b-5 (1986); and, that, on April 16, 1997, Mr. Yeaman was convicted of one count of conspiracy, five counts of wire fraud and three counts of securities fraud; and, that while Mr. Yeaman has resigned his affiliation with PURCHASER, Yeaman Enterprises and Capital General Corporation, he may continue to be deemed an affiliate of the Company by virtue of his familial and historical relationships with the Company, its shareholders, officers and directors.

         However, SELLER acknowledges and represents that he is aware of the risks of being a public company and understands and agrees that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (NASD). PURCHASER agrees to provide any supplemental information which may be requested by SELLER relating to any matter discussed herein or in the Prospectus attached hereto as Exhibit B.

         PURCHASER/SELLER understands and agrees that once this transaction is completed, it will be a public company subject to the extensive, complex state, federal and NASD securities regulations incumbent on public companies. In particular, the parties understand and agree that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K and that such responsibility shall not be the responsibility of Capital General Corporation, its officers, directors or employees nor the existing officers of PURCHASER, but the sole responsibility of the new officers and directors of PURCHASER.

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         SELLER  acknowledges that they have carefully evaluated their financial resources and investment position and the risks associated with this transaction and acknowledges that they are able to bear the economic risks of this transaction. SELLER further acknowledges that their knowledge and experience in financial and business matters in general, and investments in particular, qualifies them as sophisticated investors, and therefore capable of evaluating the merits and risks of this transaction.


         SELLER acknowledges receipt of a copy of the Prospectus dated June 30, 1993, which is attached hereto as Exhibit B and made a part of this Agreement, setting forth the relevant terms, conditions and disclosures of PURCHASER, as well as such other information as SELLER deems necessary or appropriate as a prudent sophisticated and knowledgeable investor in evaluating the acquisition of PURCHASER'S shares and making this Agreement. SELLER has carefully read the Prospectus, including particularly the portion thereof entitled "Risk Factors" and acknowledges that PURCHASER has made available the opportunity to obtain additional information to verify the accuracy of the information contained in the Prospectus and to evaluate the merits and risks of this transaction. SELLER acknowledges that they have had the opportunity to ask questions of PURCHASER and CAPITAL GENERAL and have received satisfactory answers from PURCHASER, CAPITAL GENERAL, or its affiliates, associates or employees concerning the terms and conditions of this transaction and the information in the Prospectus.

         SELLER covenants and warrants that the shares of common stock of PURCHASER to be received by them pursuant to this agreement are being acquired for their own account and for investment and not with the present view toward the sale or distribution in the United States thereof and will not be disposed of except (I) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) another transaction, which, in the opinion of counsel acceptable to PURCHASER, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this paragraph, an appropriate endorsement will be placed on the certificates for shares of common stock of PURCHASER delivered to SELLER pursuant to this agreement and stop transfer instructions shall be placed with the transfer agent for the securities.

         SELLER is aware that the shares distributed to him will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, particularly Rule 144 and Regulation S, he will probably have to retain such shares for a period of at least one (1) year and at the expiration of such one-year period his sale may be confined to brokerage transactions of limited amounts requiring a notification filing on Form 144 with the Securities and Exchange Commission and such disposition may be available only if the PURCHASER is current in his filings with the Securities and Exchange Commission and SELLER is aware of Rule 144 issued by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the other limitations imposed thereby on their disposition of PURCHASER'S shares.

         SELLER is aware that there can be no assurance regarding the individual tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulation promulgated thereunder will not be amended in such manner as to deprive SELLER of any tax benefit that might otherwise be received. SELLER is relying upon the advice of their personal tax advisor with respect to the tax aspects of this transaction.

         SELLER acknowledges that it is his responsibility to comply with the appropriate state and federal securities laws, as well as NASD rules and regulations, particularly secondary trading requirements. SELLER agrees to list PURCHASER in either Moody's Investor Services or Standard and Poors, exempting secondary trading of PURCHASER'S stock in those states providing for such secondary trading exemption.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

         To the knowledge of the officers of PURCHASER, PURCHASER is not a party to nor bound by any agreement, deed, lease, power of attorney or other instrument other than which is herein disclosed. PURCHASER has executed an Agreement with National Stock Transfer, Inc. A copy of this agreement is available for inspection by SELLER.

         PURCHASER represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and that the execution and performance of this agreement and the issuance of stock contemplated hereby have been authorized by the board of directors of PURCHASER. The shares of PURCHASER'S common stock to be delivered pursuant to this agreement, when so delivered, will have been duly and validly authorized and issued by PURCHASER and will be fully-paid and nonassessable.`

         SELLER hereby further acknowledges and agrees that no representations or warranties have been made by PURCHASER or CAPITAL GENERAL CORPORATION as to the benefits to be derived by SELLER in completing this transaction. It is expressly understood and agreed that neither CAPITAL GENERAL CORPORATION nor
PURCHASER  or its  officers  or agents  have  made any  warranty  or  agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this agreement or the tax or securities consequences of any action pursuant to or growing out of this agreement.

ACTIONS PRIOR TO CLOSING

         SELLER  shall duly comply with all  applicable  laws as may be required
for  the  valid  and  effective  transfer  of  property,   assets  and  business
contemplated by this agreement.

         The representations and warranties made by PURCHASER in this agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

         SELLER shall perform and comply with all its obligations under this agreement which are to be performed and complied with by it prior to or on the closing date including the delivery of its documents specified herein.

         This Agreement shall have been approved by the boards of directors of both PURCHASER and SELLER.

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LAW GOVERNING

         It is understood and agreed that all communications, negotiations, meetings, agreements and understandings relative to this Agreement have taken place in or from the state of Nevada. No communications, offerings, proposals or other forms of negotiations have been conducted in or from the state of Utah. This agreement may not be modified or terminated orally, and shall be construed and interpreted according to the laws of the State of Nevada and enforced in its courts.

         Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

ASSIGNMENT, AMENDMENT AND MODIFICATION

         This agreement shall not be assigned by any party without the written consent of the other. PURCHASER and SELLER may amend, modify and supplement this agreement in such manner as may be agreed upon by them in writing.

TERMINATION AND ABANDONMENT

         This agreement may be terminated and the transactions provided for by this agreement may be abandoned without liability on the part of any party to any other, at any time before the closing date by mutual consent of PURCHASER and SELLER. In the event of termination and abandonment by any party as herein provided, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this agreement and the transactions contemplated hereunder. In the event that this Agreement has not been completed by the closing date or within thirty days thereafter, this Agreement and the transactions contemplated hereby shall be deemed to have been abandoned and neither party shall be under any further obligation to the other. In the event of such termination or abandonment, SELLER shall forfeit any deposits, payments or other consideration tendered in connection with the execution of this Agreement, unless otherwise expressly provided herein.

NOTICES

         All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

                  (a)  If to PURCHASER:
                  1800 E. Sahara, Suite 107
                  Las Vegas, Nevada  89104


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                  (b) If to SELLER:
                  1801 McGill  College,  Suite 1330
                  Montreal, Quebec, Canada H3A 2N4

ENTIRE AGREEMENT

         This instrument embodies the entire agreement between the parties hereto with respect to the transactions contemplated herein, and there have been and are no agreements, representations or warranties between the parties other than those set forth or provided for herein. Any announcements, amendments or modifications shall be set forth in writing and approved by the parties hereto.

         This  agreement  may  be  executed   simultaneously   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

FURTHER DOCUMENTS

         PURCHASER and SELLER agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed all as of the day and year first above written.

                           GRANDEUR, INC. ("PURCHASER")



                           By:   s\ Krista Nielson
                                Krista Nielson, President

                           3127575 CANADA INC. ("SELLER")



                           By:   s\Pierre DeLanauze
                                      Pierre DeLanauze, President

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                                                                       EXHIBIT B

         THIS EXCLUSIVE LICENSE AGREEMENT made as of November 12, 1997 BETWEEN:
             PIERRE de LANAUZE, residing at 1231 Theoret, Ile Bizard,
             Quebec, Canada, (the "Owner")

AND:
             3127575 CANADA INC., a corporation incorporated under the laws of Canada, having its head office at 1801 McGill College Avenue, Suite 1330, in Montreal, Quebec, Canada. (the "Corporation")

(i) WHEREAS the Owner is the owner of an invention consisting of an apparatus and method, including related software, for scanning and storing an optical representation of a finger's capillary lines (the "Invention"); (ii) WHEREAS the Owner has filed with the United States Patent Office a patent application under Serial No. 08/370,979 for the purpose of obtaining a patent in connection with the Invention (the "US Patent"); (iii) WHEREAS the Owner intends to commercialize the Invention under the trade-mark "DEL-ID" (the "Trade-Mark") and through other means; (iv) WHEREAS the Owner wishes to grant to the Corporation the exclusive right to commercialize the Invention which shall include, among other things, manufacturing and marketing the Invention, under the terms and conditions herein contained; (v) AND WHEREAS the Corporation wishes to commercialize the Invention which may include manufacturing and marketing and/or sub-licensing others to manufacture and market the Invention (which license and/or right to use shall include all rights under the US Patent and all other related Patents worldwide), under the terms and conditions contained herein;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained in this Agreement, the Parties agree as follows:

1.       GRANT OF LICENSE
         1.1 The Owner hereby grants to the Corporation the exclusive license to use, manufacture, distribute and sell the Invention and all improvements thereof worldwide, including the rights accruing under the US Patent and all other related patents, in accordance with the terms and conditions of this Agreement.

          1.2 The Corporation hereby accepts such license and will undertake to use its best efforts to commercialize the Invention on a worldwide basis in accordance with the terms and conditions of this Agreement, in such manner as the Corporation in its sole discretion deems appropriate.

          1.3 This license to use the Invention shall be deemed to cover all aspects of manufacturing, marketing, distribution and sale, including the negotiation and entering into:
                  1.3.1 of sub-licensing, joint venture and other forms of technology transfer agreements with respect to the Invention;
                  1.3.2 of research and development agreements with respect to the Invention and its existing and potential application, and with respect to improvements to the Invention.
                  1.3.3 of manufacturing, distribution, agency and other forms of commercial agreements with respect to the Invention and its various components.

         1.4 The Owner shall not, directly or indirectly, commercialize or market the Invention or grant to any other person or entity, the right to commercialize or market the Invention. The Owner agrees to refer to the Corporation all commercial inquiries, orders or requests concerning the Invention.

2.       REPRESENTATIONS AND WARRANTIES
         2.1 Owner represents and warrants that, to the best of its knowledge:
                  2.1.1 It owns all rights to the Invention and that such Invention does not infringe on the rights of third parties;
                  2.1.2 It has the right to enter into this Exclusive License Agreement and the execution, delivery and performance of this Agreement by the Owner does not conflict with any existing law, rule or regulation applicable to the Owner or any contract or agreement to which the Owner is a party;
                  2.1.3 There are no court orders, judgments or decrees that impair or restrict the validity or enforceability of the US Patent or other related Patents and no action, suit, inquiry, proceeding or investigation is currently pending before any court, administrative agency or other governmental body in which such use, validity or enforceability is being challenged or questioned in any way, either directly or indirectly, by way of claim, counterclaim or affirmative defense, it being clearly acknowledged by the Corporation that such representation and warranty does not apply to any proceedings before any patent office with respect to the prosecution and issuance of any patent;

                  2.1.4 It has not received any notice of any potential or threatened claim of infringement of third party patents and is not aware of any facts which could give rise to any claim of infringement of such patent rights or of any challenge to any such patent rights as the result of the use of the Invention;
                  2.1.5 The use of the Invention in the manner contemplated by this Agreement does not infringe upon the rights of third parties.

          2.2 The Corporation represents and warrants that, to the best of its knowledge:
                  2.2.1 The Corporation is duly incorporated, validly existing and in good standing under the laws of the State, Province or other jurisdiction of its incorporation and has full corporate power to enter into this Agreement;

                  2.2.2    The  execution,  delivery  and  performance  of  this
                           Agreement by the  Corporation  does not conflict with
                           any existing law,  rule or  regulation  applicable to
                           the Corporation or any contract or agreement to which
                           the Corporation is a party.
3.       INITIAL CONSIDERATION PAYABLE BY THE CORPORATION
         As initial and non-refundable consideration for entering into this Agreement and the granting of the license to use the Invention pursuant to the terms and conditions hereof, the Owner has been paid the sum of $1,000,000 USD and the Owner hereby acknowledges the receipt of such amount.
4.       ROYALTY PAYMENTS BY THE CORPORATION
         4.1 In addition to the consideration provided for in Section 3, the Corporation agrees to pay to the Owner a royalty equal to 2 % of all revenues derived by the Corporation, directly or indirectly, from the Invention (the "Royalty"), provided that the Royalty shall be renegotiated to a lesser amount if the US Patent does not issue.
          4.2 Royalty payments shall be made by the Corporation to the Owner no later than 45 days following June 30 and December 31 of each calendar year. The Corporation shall provide at the same time as its payment a detailed report of all revenues earned in such period, indicating, without limitation, the relevant agreements under which such revenues were earned.
5.       MARKETING AND PROMOTION BY THE CORPORATION
         5.1 The Corporation shall use its best efforts and all proper means to develop the world market for the Invention to its maximum potential. The Owner agrees to assist the Corporation in every reasonable way with respect to such activities.
6.       RESEARCH AND DEVELOPMENT
         The Owner and the Corporation agree that further product developments and improvements (whether or not patentable) to the Invention may be necessary to maintain and improve market share for the Invention over competing products and agree to cooperate to maintain and enhance technological superiority. To this end the Owner and the Corporation each agree to work together to promote and carry out the necessary research and development. The parties agree that all such improvements to, or new applications for, the Invention (whether or not patentable) shall be the property of the Owner, but shall be licensed to the Corporation in accordance with and on the same terms as the exclusive license granted by this Agreement.

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




7.       AGREEMENTS TO BE ENTERED INTO BY THE CORPORATION

     All agreements relating to the Invention shall be consistent with, and not conflict with, the terms of this Agreement and all sub-licensing agreements shall bind such sub-licensees to protect the confidentiality of the Invention and to make improvements developed by them the property of the Corporation and the Owner. All sub-licensing agreements shall be submitted to the Owner before execution for review and comment but not approval.

8.       OTHER OBLIGATIONS OF THE CORPORATION AND THE OWNER

         8.1 Each party shall be responsible for, and shall pay its own expenses with respect to the preparation and performance of this Agreement except as may otherwise be agreed in writing. Expenses of the Owner that relate to the Invention incurred prior to the execution of this Agreement are to be borne by the Owner.
          8.2 The Corporation shall use reasonable care to conduct its business in such a way as to minimize any taxes or other expenses payable by the Owner so long as such does not conflict with the best interests of the Corporation.
          8.3 The Corporation and the Owner shall each use its best efforts to comply with all laws and regulations as may apply to this Agreement and all transactions and activities contemplated or to be performed under this Agreement.
          8.4 The Corporation shall prepare, maintain and cause to be preserved complete and accurate books of account and records (specifically including, without limitation, the originals or copies of agreements and documents supporting entries in the books of account) covering all transactions arising out of or relating to this Agreement, in such manner as will allow the Owner's independent chartered accountants to audit same in accordance with generally accepted auditing standards. The Owner and its duly authorized representatives shall have the right, from the date hereof and for a period of two years following any expiration or termination of this Agreement, during regular business hours and upon 15 days' prior notice, to audit said books of account and records and to examine and make copies thereof and of related agreements and documents.

9.       PROTECTION OF INVENTION AND PATENTS
         9.1 The Owner shall take all steps necessary to apply for, prosecute, preserve and maintain, at its expense, the US Patent and all other Patents which are needed worldwide to protect the integrity and exclusivity of the Invention. The Owner shall notify the Corporation upon the filing of any additional patent applications for the Invention and provide the Corporation with a copy of any such patent application as well as all issued patents, and shall update the Corporation, from time to time as to the status of all such applications and issued patents. The Corporation may request that the Owner apply for and maintain patents in additional jurisdictions in which the Corporation intends to commercialize the Invention and the Owner agrees to file for and maintain such patents. The Corporation shall have the right to make any payments needed to prosecute patent applications or to maintain patents if the Owner fails to do so and to reduce royalties due the Owner by the amount of such payments.
          9.2 The Corporation agrees that nothing herein contained shall give to the Corporation any ownership interest in the Invention, the US Patent or any other patent relating to the Invention and that the Invention, the US Patent and any other patent relating to Invention, is the sole property of the Owner, subject to the exclusive license granted hereunder.

10.      INFRINGEMENT OF INVENTION AND PATENTS BY THIRD PARTIES
         10.1 The Owner shall take all actions necessary to protect against misappropriation of trade secrets relating to the Invention and to protect the US Patent and Other related Patents against infringement by third parties, and the Corporation agrees to cooperate fully with the Owner in this respect. In the event that the Owner, after 90 days' notice from the Corporation of an infringement, fails to bring suit or action against the infringer, then the Corporation may institute such action at the Owner's expense, it being understood that the Owner's liability as to such expenses will be limited to and include only reasonable legal fees and related out-of-pocket disbursements that may be incurred by the Corporation. Such expenses may be offset against any amounts of Royalty due to the Owner hereunder during the time such proceedings remain pending. In the event that the Corporation is successful after final determination of such proceedings and the expenses incurred by the Corporation, as defined above, have not been fully offset by amounts owing to the Owner, the Corporation shall be entitled to recover such expenses out of any recovery from such suit or action. Any additional recovery shall be shared by the Parties in proportion to their damages or injuries.

         10.2 The Corporation and the Owner agree to notify each other of any conflicting use or any act of infringement, passing-off or unfair competition involving the Invention, the US Patent or any other patent relating to the Invention of which such party becomes aware and to notify each other of any allegation that the Invention, the US Patent or any other patent relating to the Invention violates the intellectual property rights of any third party.
11.      IMPROVEMENTS TO THE INVENTION
         11.1 Each party shall inform the other party of the existence of any improvement to or new application for the Invention within a reasonable time following discovery. 11.2 All improvements to the Invention by the Owner or by the Corporation will be the sole property of the Owner. The Owner agrees that it will license any such improvement or new application to the Corporation in accordance with and on the same terms and conditions as the exclusive license granted by this Agreement.
12.      INFORMATION AND CONFIDENTIALITY OBLIGATIONS

         12.1 Upon written request of the Corporation, the Owner shall deliver to the Corporation, as soon as reasonably practicable, all confidential information relating to the Invention as may be reasonably necessary for the Corporation to make full use of the license granted under this Agreement.
          12.2 The Corporation and the Owner acknowledges that the technology comprising the Invention is of a confidential nature and is proprietary and valuable as a trade secret of the Owner and necessary to maintain the value of the benefits granted to the Corporation hereunder, and each of the Corporation and the Owner agrees to use all necessary means to maintain its confidential nature.
          12.3 With respect to any technical, marketing or other information disclosed by one party (the "Discloser") and identified as confidential to the other party (the "Recipient") obtained in the course of this Agreement, the Recipient shall maintain the confidentiality of said information and shall not use or otherwise disclose said information without the prior written consent of the Discloser. In addition to providing all necessary know how to the Corporation, the Owner shall collect and maintain all such materials and all such information developed in the future with respect to the Invention and any improvements in a secure place access to which is available to the Corporation.

          12.4 The obligations set forth in this Section 12 shall not apply when and to the extent such information;

                  12.4.1 is in the public domain other than by acts of the Recipient;
                    12.4.2 was known to the Recipient prior to receipt from the Discloser;
                    12.4.3 corresponds in substance to any information received in good faith by the Recipient from any third party, unless such information was obtained by such third party directly or indirectly from the Discloser on a confidential basis;
                    12.4.4 was independently developed by an employee or agent of Recipient, prior to receipt of such information from the Discloser.

13.  TRADE-MARK
          13.1 The Corporation agrees to commercialize and market the Invention only under the Trade-Mark "DEL-ID", and the Corporation is specifically granted an exclusive license to use such mark and to sub-license its use to others.
          13.2 The Corporation agrees that nothing herein contained shall give to the Corporation any ownership interest in the Trade-Mark and that the Trade-Mark is the sole property of the Owner, subject to the exclusive license granted hereunder.
          13.3 The Corporation agrees not to raise or cause to be raised any question concerning or objection to the validity of the Trade-Mark, or to the right of the Owner thereto on any ground whatsoever or to the right of the Owner to grant any of the rights granted to the Corporation under this Agreement.
          13.4 The Corporation agrees;
               13.4.1 not to use a trade-mark identical with or confusingly similar to the Trade-Mark with respect to any other products. The Corporation further agrees that it will not, directly or indirectly, at any time, attempt to register a trade-mark which consists of the Trade-Mark or any trade-mark which is likely to be confusing therewith;
               13.4.2 to take such steps as may be reasonably required by the Owner to protect the Trade-Mark and maintain the Trade-Mark as the exclusive property of the Owner.

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




         13.5 The Corporation and the Owner agree to notify each other of any conflicting use or of any act of infringement, passing-off or unfair competition involving the Trade-Mark by unauthorized persons of which each becomes aware or of any allegation that the Trade-Mark violates the intellectual property rights of any third party. The Owner agrees to initiate infringement, passing-off or unfair competition court proceedings involving such unauthorized acts or such allegation relating to the Trade-Mark. The Corporation agrees to cooperate fully with the Owner at Owner's request to oppose such activities by unauthorized persons, but shall not itself engage in any court proceedings against nor enter into any settlement discussions with or in any way itself attempt to oppose the said activities by unauthorized persons unless the Owner, after 30 days written notice, has failed to do.

          13.6 The foregoing provisions of this Section 13 shall apply, mutatis mutandis, with respect to any affiliate or sub-licensee of the Corporation and the Corporation hereby covenants with the Owner to ensure the observance and performance of the conditions and restrictions herein contained by any affiliate or sub-licensee of the Corporation.

14.      NON-COMPETITION
         14.1 The Corporation covenants and agrees that during the term of this License Agreement and for a period of two years following any termination of this Agreement initiated by the Corporation for any reason other than a material breach by the Owner, the Corporation shall not, directly or indirectly, commercialize or market any system, apparatus or technology which competes, directly or indirectly, with the Invention.
          14.2 The foregoing provisions of this Section 14 shall apply, mutatis mutandis, with respect to any affiliate or sub-licensee of the Corporation and the Corporation hereby covenants with the Owner to ensure the observance and performance of the terms and conditions herein contained by any affiliate or sub-licensee of the Corporation.

15.      INDEMNIFICATION
         15.1 Subject to the Corporation's compliance with its obligations set forth in Paragraph 15.3, the Owner shall indemnify, defend, and hold the Corporation harmless against any and all losses, damages, expenses, reasonable attorneys' fees (regardless of outcome), settlement costs and judgments resulting from the Owner's breach of any of its obligations or warranties under this Agreement.
          15.2 Subject to the Owner's compliance with its obligations set forth in Paragraph 15.3, the Corporation shall indemnify, defend, and hold the Owner harmless against any and all losses, damages, expenses, reasonable attorneys' fees (regardless of outcome), settlement costs and judgments resulting from the Corporation's breach of any of its obligations or warranties under this Agreement.
          15.3 A Party (the "Indemnitee") which intends to claim indemnification under this Section 15 shall promptly notify the other Party (the "Indemnitor") of any action, claim or other matter in respect of which the Indemnitee intends to claim such indemnification. The Indemnitee shall permit the Indemnitor, at the discretion of the Indemnitor, to settle any such action claim or other matter and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that such settlement does not adversely affect the Indemnitee's rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such action, claim or other matter shall be settled without the prior written consent of the Indemnitor and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or other matter covered by this Indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection, at its own expense.

16.      TERM
     The exclusive, worldwide license granted to the Corporation under this Agreement shall have an initial term equal to the duration of the US Patent. If such patent is not granted, the license shall have an initial term of 20 years. Following the expiration of the initial term, the Corporation shall have the right to renew the license in perpetuity at reduced royalty rates to be negotiated at the time of such renewal or renewals. The license may be earlier terminated in accordance with the provisions of Section 17 of this Agreement.
17.      TERMINATION

         17.1 Each of the Corporation and the Owner shall have the right to terminate this Agreement (except for those provisions which by their nature survive expiration or termination);
                  17.1.1 if the other Party is in default of any material provision, term or condition herein contained and shall fail to remedy such default within 60 days of written notice thereof from the other Party;
                  17.1.2 the other Party becomes bankrupt or insolvent, makes an assignment for the benefit of its creditors or attempts to avail itself of any applicable statute relating to insolvent debtors or if any of its creditors takes any step or measure under such applicable statute and such step or measure is not discharged or abandoned within 60 days;
                  17.1.3 if the other Party is the Corporation, if it winds up, dissolves, liquidates or takes steps to do so or otherwise ceases to function as a going concern;
         17.2 Upon expiration or termination of this Agreement the following shall apply:
                  17.2.1  each Party  shall  reconvey  and release to the other party all rights and privileges granted by this Agreement;
                  17.2.2 the Corporation shall cease using all advertising, informational or technical material relating to the Invention or bearing the Trade- Mark;
                  17.2.3 the Corporation shall cease its use of the Invention and refrain from holding itself out as authorized to do so by the Owner;
                  17.2.4 the Corporation shall immediately pay all amounts owing by it to the Owner and the Owner shall immediately pay all amounts owning by it to the Corporation;

                  17.2.5   this Paragraph  17.2,  Section 15 and Paragraphs 12.2
                         through   12.4  Shall   survive   the   expiration   or
                         termination of this Agreement.

         17.3 Except if termination occurs as a result of a material breach of the Owner, no compensation or indemnity will be payable by the Owner to the Corporation as a result of the termination of this Agreement.

18.      ASSIGNMENT
     The Parties covenant and agree that neither Party shall, without the prior written consent of the other Party, transfer to any person or entity the whole or any part of this Agreement or any of its interest, right or obligations hereunder, except as contemplated by Section 1 hereof.
19.      INDEPENDENT CONTRACTOR
     This Agreement does not and shall not be construed to create any partnership or agency whatsoever as between the Owner and the Corporation. The Corporation and the Owner shall not, by reason of any provision herein contained, be deemed to be the partner, agent or legal representative of the Owner or of the Corporation, as the case may be, nor to have the ability, right or authority to assume or create, in writing or otherwise, any obligation of any kind, express or implied, in the name of or on behalf of the Owner or of the Corporation, as the case may be.
20.      NOTICES AND OTHER COMMUNICATIONS
         All notices, requests, consents, approvals, reports or other communications pursuant to or in connection with this Agreement shall be given in writing and in the English language, by personal delivery or by registered mail, postage prepaid and return receipt requested, addressed to such other Party or delivered to such other Party at its respective address appearing on the first page hereof, or at such other address as notice may given by either of them to the other from time to time.
21.      GENERAL
         21.1 All payments due pursuant to this Agreement shall bear interest from the due date and until paid in full at a rate equal to 10% per annum.

          21.2 This Agreement constitutes the entire agreement between the Parties with respect to all matters herein contained, and cancels and supersedes any representations or writings whatsoever not incorporated herein and made a part hereof. This Agreement shall not be amended, altered or qualified except by an instrument in writing, signed by the Parties hereto and any amendments, alterations or qualifications hereof shall not be binding upon or affect the rights of any Party who has not given its consent in writing.

          21.3 The division of this Agreement into Sections, Paragraphs and Sub-paragraphs and related headings is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

         21.4 This Agreement shall be governed by and construed in accordance with the laws in force in the Province of Quebec, Canada.
          21.5 No waiver by any Party of any breach by the other Party of any of its covenants, obligations and agreements hereunder shall be a waiver of any subsequent breach of any other covenant, obligation or agreement, nor shall any forbearance to seek a remedy for any breach be a waiver of any rights and remedies with respect to such or any subsequent breach.
          21.6 This Agreement has been drafted in the English language at the express request of the parties. Cette convention a ete redigee en langue anglaise a la demande explicite des parties.

         IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the date and year first above.



Witness:


                                               PIERRE de LANAUZE



Attest:

                                               3127575 CANADA INC.

                                      By:
Secretary                                      Vice President

                                                                      EXHIBIT C



RESIGNATIONS





February 26,  1998

The Board of Directors
Grandeur, Inc.

Ladies and Gentlemen:

         The undersigned hereby resign as directors and officers of Grandeur, Inc., a Nevada corporation, effective immediately.

                                               Very truly yours,



                                               s\ Krista Nielson
                                               Krista Nielson



                                               s\ Sasha Belliston
                                               Sasha Belliston


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